Report of Independent
Registered Public Accounting Firm

To the Shareholders
and Board of Trustees of
Federated Adjustable
Rate Securities Fund

In planning and performing
our audit of the financial
statements of Federated Adjustable
Rate Securities Fund
the Fund as of and
for the year ended
August 31 2006 in
accordance with the
standards of the Public
 Company Accounting
Oversight Board
United States we
considered its internal
control over financial
 reporting including
control activities for
 safeguarding securities
 as a basis for
designing our auditing
procedures for the
purpose of expressing
our opinion on the financial
statements and to
comply with the requirements
of Form NSAR but not for the
 purpose of expressing an
opinion on the effectiveness
of the Funds internal control
 over financial reporting
Accordingly we express no such
opinion

The management of the Fund is
 responsible for establishing
and maintaining effective
internal control over financial
reporting  In fulfilling this
responsibility estimates and
judgments by management
are required to assess the
expected benefits and related
costs
of controls A companys
internal control over financial
reporting is a process designed to
provide reasonable assurance
regarding the reliability of
financial
reporting and the
preparation of financial
statements
 for external purposes in
accordance with generally
accepted accounting principles
 Such internal control includes
 policies and procedures
that provide reasonable
assurance regarding prevention
 or timely detection of
unauthorized acquisition
use or disposition of a
companys assets that
could have a
material effect on the
 financial statements

Because of its inherent
limitations internal contro
over financial reporting may not
prevent or detect misstatements
Also projections of any evaluation
 of effectiveness to
future periods are subject
to the risk that controls
may become inadequate because
of
changes in conditions or that
the degree of compliance with
the polices or procedures
may deteriorate

A control deficiency exists
when the design or operation
of a control does not allow
management or employees in
the normal course of
performing their assigned
functions
to prevent or detect
 misstatements on a timely
basis  A significant deficiency
 is a control
deficiency or combination of
control deficiencies that
adversely affects the companys
ability to initiate authorize
record process or report
external financial data
reliably in
accordance with generally
accepted accounting
principles such that there is
more than a
remote likelihood that a
misstatement of the companys
annual or interim financial
statements that is more than
inconsequential will not be
prevented or detected  A
material weakness is a significant
deficiency or combination of
significant deficiencies
that results in more than a
remote likelihood that a
material misstatement of
 the annual or
interim financial statements
will be not prevented or
detected



Our consideration of the
Funds internal control
over financial reporting
was for the
limited purpose described
in the first paragraph and
 would not necessarily
disclose all
deficiencies in internal
control that might be significant
 deficiencies or material
weaknesses under standards
established by the Public
 Company Accounting Oversight
Board United States
 However we noted no
 deficiencies in the Funds
internal control
over financial reporting
and its operation including
controls for safeguarding
securities
that we consider to be a
 material weakness as defined
above as of August 31 2006

This report is intended solely
for the information and use of
management and the Board
of Trustees of the Fund and the
Securities and Exchange
Commission and is not intended
to be and should not be used by
anyone other than these
specified parties



								sERNST  YOUNG LLP


Boston Massachusetts
October 13 2006